Exhibit 99.1

Investor Presentation NASDAQ: PRTS May 2016

Safe Harbor 2 This presentation contains “forward-looking” statements, within the meaning of the federal securities laws, that are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include information concerning our possible or assumed future results of operations, expected growth and business strategies, key operating metrics, financing plans, competitive position, industry environment, potential product offerings, potential market and growth opportunities and the effects of competition. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipates,” “believes,” “could,” “seeks,” “estimates,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. These statements do not guarantee future performance and speak only as of the date hereof, and qualify for the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933. We refer all of you to the disclosures contained in the U.S. Auto Parts Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission, including the risk factors set forth therein, for more detailed discussion on the factors that can cause actual results to differ materially from those projected in any forward-looking statements. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. This presentation includes certain non-GAAP financial measures as defined by SEC rules. We have provided a reconciliation of those measures to the most directly comparable GAAP measures in the this presentation, where applicable. All financial measures in this presentation refer solely to the Company’s core auto parts operating segment (“Base USAP”) and exclude the AutoMD operating segment (“AutoMD”), an online automotive repair information source of which we are a majority stockholder. Copyright @ 2016 U.S. Auto Parts Network, Inc. All rights reserved

Company Overview US Auto Parts is a leading pure-play internet retailer of aftermarket auto parts We operate online sites, marketplaces and wholesale channels focused on the do-it-yourself (DIY) customer Offer over 1 million SKUs of high quality private label and branded aftermarket products Reach ~10 million online customers per month through our well-established network of websites 3 A Value Leader in Aftermarket Auto Parts

Price & Product Availability: The Two Most Important Factors for DIY Customers Customer Value Proposition 4 Source: Aftermarket Business World, Feb 2014 Low Cost Products Cost-conscious customers are able to purchase over 55,000 products at a significant cost savings because USAP is able to identify high demand SKUs and source them from one of 350+ reputable factories in Asia; over 60% of USAP unit sales are private label Product Warranties We provide a limited warranty for all products sold including a full parts replacement User-Friendly Websites Customers shop websites designed specifically for the auto parts segment driven by our complex catalogs allowing customers to quickly identify SKUs required and build complete jobs Over 1M SKUs Customers have one-stop shopping on over 1 million products across all major categories for auto parts: Collision, Engine/Under Car, and Performance and Accessories

Aftermarket Auto Parts Industry Sales¹ 5 Miles Traveled and Average Gasoline Price Per Gallon Mean Light Vehicle Age Total miles traveled has increased in recent months while the average price of gas has declined over the same period The average age of a light vehicle on the road continues to increase each year since 2007 Source: Miles Traveled – U.S. Department of Transportation; Gas Prices – U.S. Energy Information Administration. IHS 10.0 10.1 10.3 10.6 10.9 11.0 11.2 11.4 11.5 11.5 11.5 11.5 11.5 11.6 8 9 10 11 12 5.0% 5.1% 4.1% 5.1% 6.3% 3.5% 5.4% 3.5% 5.0% 5.1% 1.4% 5.0% $1.50 $1.70 $1.90 $2.10 $2.30 $2.50 $2.70 $2.90 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% Mar - 15 Apr - 15 May - 15 Jun - 15 Jul - 15 Aug - 15 Sep - 15 Oct - 15 Nov - 15 Dec - 15 Jan - 16 Feb - 16 Avg.Gas Price Per Gallon Vehicle Miles Traveled (Y/Y Change) Miles Traveled Growth Average Gas Price

Aftermarket Auto Parts Industry Sales¹ 6 Favorable macro trends including online/mobile adoption, increased miles driven and a peak average age of vehicle is supporting strong search demand for automotive related searches Drivers are increasingly relying on Google to search for parts and service information Google has experienced 16% year over year growth in queries for automotive parts and accessories Source: : Google Relative Google Volume Queries per Category

Online Market is Vibrant & Growing 7 2012 – 2020P Total DIY CAGR: 4.0% 2012 – 2020P Online CAGR: 20.2% DIY Online Penetration The online portion of the DIY market is expected to double by 20201 Management estimates by 2020 Online DIY could reach 22% of the total DIY Market (1) Based on management assumptions and projections $42.5 $43.3 $44.4 $45.3 $46.1 $46.8 $47.2 $48.1 $48.9 $3.2 $3.8 $4.6 $5.5 $6.7 $8.0 $9.7 $11.6 $13.9 $45.7 $47.2 $48.8 $51.0 $53.5 $55.1 $56.9 $59.7 $62.8 $30 $35 $40 $45 $50 $55 $60 $65 $70 2012 2013 2014 2015 2016P 2017P 2018P 2019P 2020P Revenue (in Billions) Offline Online

How We Go To Market: Channels & Percent of Revenue1 8 91% Offline/Wholesale: Products distributed directly to commercial customers, mostly collision repair shops. Also our Kool-Vue™ branded products sold to wholesale distributors. 9% Based on estimates for TTM Q1-16 eCommerce Websites: Network of flagship websites supported by our call center agents. Sites also generate advertising & sponsorship revenue. Online Marketplaces: 3rd party auction sites and shopping portals, enabling access to additional consumer segments.

We Address the Market with an Expansive Product Offering

US AUTOPARTS
NASDAQ:PRTS

TTM Q1-16 Revenue Mix


50%

Collision Parts

Lamps	Mirrors	Bumpers
Hoods	Tailgates	Doors
Grills	Wheels	Window Regulators


28%

Engine Parts

Brake Discs	Catalytic Converters	Radiators
Headers	Oxygen Sensors	Alternators
Exhaust	Driveshaft	Fuel Injection / Delivery


22%

Performance & Accessories

Seat Covers	Car Covers	Floor Mats / Carpeting
Cold Air Intakes	Vent Visors	Tonneau Covers
Nerf Bars	Bug Shields	Car Bras

	Collision Parts	Engine Parts	Performance & Accessories
Private Label	96%	52%	3%
Branded	4%	48%	97%

Note: All percentages of sales are estimated using TTM Q1-16

Over 1 Million SKUs Across Several Categories

9

USAP Supply Chain Creates Pricing Advantage 10 USAP has built a vertically integrated e-commerce business that also uses low/no capital intensive branded product to identify demand, drive traffic and supplement products that have not been private labeled Importer Auto Service Center Brand Warehouse Distributor Service Center Consumer Retail Store Consumer Asian Manufacturer ~30% of Units Drop-Ship Jobber ~70% of Units Stock-Ship DIY DIFM

Private Label Branded Total FY-15 Growth Rate1 17% (9%) 6% Projected Revenue Mix 65% 35% 100% Projected Gross Margins 34% - 36% 19% - 21% 29% - 31% Projected Variable OPEX Costs 16% - 17% 11% - 12% 15% - 16% Incremental Fixed Cost 0% 0% 0% Incremental Flow Thru 17% - 20% 7% - 10% 13% - 16% Projected Margin Profile Incremental flow through from private label business is driving higher margins Minimal fixed costs creates significant leverage in our business model We believe revenue mix will continue to shift to private label 11 Excludes non-operating channel segments Projections above are based on management assumptions as of May 9,2016.

Competitive Landscape Online Traffic Volume Comparison 12 Monthly Visitors¹ Competitor sites’ traffic based on Compete using the average monthly traffic for Q1-16 Monthly Visitors for US Auto Parts is average monthly traffic for Q1-16 Our long domain history and quality content drives 2x as many monthly visitors as the next competitor Also reflects our ability to attract customers through paid search advertising (SEM), SEO, affiliate programs and e-mail campaigns Auto Anything 0 2,000 4,000 6,000 8,000 10,000

Ad Spend resulting in improved profitability 13 We are becoming less dependant on organic search for revenue generation and project it to be ~14% of overall revenues in FY-16 Center 1 1 FY-16 EBITDA is the midpoint of Management’s guidance of $11.5 - $14.0M - 2 4 6 8 10 12 14 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% FY - 13 FY - 14 FY - 15 FY - 16 Adj. EBITDA in millions % of revenue Paid & Direct Organic Adjusted EBITDA

14 Financial Highlights

Ramping Profitability Key Stats: PRTS (NASDAQ) 15 Data sources: Yahoo! Finance, S&P Capital IQ, company filings. As of March 9, 2016. See Appendix for a reconciliation of non-GAAP measure. Revenue estimate represents low to mid-single digit growth from 2015. Guidance updated and effective only on March 8, 2016. Trading Data (@ May 5, 2016) Stock Price $3.34 52 Wk. High/Low $3.45/1.87 Avg. Daily Vol. (3 mo) 42,339 Diluted Shares Out. 39.4M Institutional Holdings 61% Insider Holdings 23% Valuation Measures Market Cap $115.8M Enterprise Value $117.3M EV/Revenue 0.4X EV/NTM Adj. EBITDA 9X Employees¹ 1,189 Financial Highlights (@ Apr 2, 2016) Revenues (TTM) $295.5M Gross Margin (TTM) 29.3% Adjusted EBITDA2 (TTM) $9.8M Cash & Equiv. $4.5M Total Assets $78.9M Total Debt $3.0M Total Liabilities $55.8M Total Equity $23.1M (in millions) $255 $284 $291 $296 $6.0 $7.9 $8.4 $9.8 $11.5 - 14.0 FY13 FY14 FY15 TTM@ Q1-16 FY16E³ Revenue Adj. EBITDA

Positive Private Label Quarterly Comp Sales Trend1 16 9 consecutive quarters with double digit Private Label growth 1 Comparable net sales was calculated by excluding $2.0M in private label sales related to the final week of Q4-14, as well as $1.7M, $1.4M, $0.8M and $0.5M in sales related to the West Coast 0Wholesale operations from Q1-14, Q2-14, Q3-14 and Q4-14, respectively. 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% Q1 - 14 Q2 - 14 Q3 - 14 Q4 - 14 Q1 - 15 Q2 - 15 Q3 - 15 Q4 - 15 Q1 - 16

Financial Performance (excludes AutoMD) 17 Excludes one time write downs of $6.1 and $0.9M for FY-13 and FY-14, respectively Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization. Adjusted EBITDA excludes Stock based compensation of $1.3M, $2.4M, $2.3M & $2.6M for FY-13, FY-14, FY-15 & TTM Q1-16, respectively and restructuring costs and not expected to be recurring charges of $6.8M and $2.0M for FY-13 and FY-14, respectively. Refer to the appendix for a full Adjusted EBITDA reconciliation to net income 2.1875 $254.4 $283.2 $290.8 $295.3 FY 2013 FY 2014 FY 2015 TTM Q1 - 16 in millions Net Sales 31.6% 28.6% 28.2% 28.4% FY 2013 FY 2014 FY 2015 TTM Q1 - 16 as a % of net sales Operating Expenses as a % of net sales 1 $(6.7) $(3.9) $1.1 2.3 FY 2013 FY 2014 FY 2015 TTM Q1 - 16 in millions Operating Income (Loss) 1 $6.4 $8.4 $10.0 $11.5 FY 2013 FY 2014 FY 2015 TTM Q1 - 16 in millions Adjusted EBITDA 2

Strong EBITDA¹ Growth Trends for U.S. Auto Parts (excludes AutoMD) 18 Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization. Adjusted EBITDA excludes Stock based compensation, restructuring costs and other one-time charges. See Appendix for reconciliation of Adjusted EBITDA to net income Represents guidance for EBITDA growth (excluding AutoMD), issued and only effective May 9, 2016 $6.4M $8.4M $10.0M $11.5 - $14.0M 2013 2014 2015 2016E²

AutoMD Site AutoMD is an online auto repair source for the do-it-for-me (DIFM) market Serves as repair lead generation site for repair shops, while educating consumers on maint./service of their vehicles Raised $7.0M in capital in 2014 Fed Mogul: $3.0M Cox Automotive: $2.0M Insiders: $2.0M Post-funding valuation of $19.5M with 64% controlled by U.S. Auto Parts ~3,855 shops in the program at Q1-16 Year-end 2016 Goal: Over 5,000 total shops 19

Key Takeaways

NASDAQ:PRTS

- **A leading pure-play internet retailer of aftermarket auto parts**
- **$6.7 billion on-line DIY market** anticipated to nearly double by 2020[2]
- **~10 million monthly website visitors** – more than double next competitor
- **Transitioning to a higher mix of private label products** to drive increased conversion rates higher-margin revenues and EBITDA
- **Shifting Focus from Growth to Profitability** – generate free cash flow and to significantly pay down our debt in 2016



Ramping Profitability
Revenue[1]
Adj. EBITDA[3]
$255
$284
$291
$6.0
$7.9
$8.4
$11.5-
$14.0
FY13
FY14
FY15
FY16E[1]

1) Revenue estimate represents low to mid-single digit growth from 2015. Guidance updated and effective only on May 9, 2016.
2) Based on managements assumptions and projections
3) See Appendix for a reconciliation to net income

20

21 APPENDIX

Company History

US AUTOPARTS
NASDAQ:PRTS



1995
2000
2005
2006
2007
2008
2010
2011
2013
2014
2015
USAP founded to serve local collision shops in Los Angeles
Launched first internet site selling automotive Collision Line
Launches a network of sites catered to various consumer segments
Acquires PartsBin
Adds Engine Line
AUTO PARTS WAREHOUSE
IPO (NASDAQ: PRTS)
Company begins significantly expanding its private label engine line
Launches AutoMD / Acquires JC Whitney
Adds Accessories Line
AutoMD
JC Whitney
JC Whitney completely integrated
Launched AutoMD IQ / Consolidated websites to focus on Flagship sites
Spun off 36% of AutoMD / Achieved double digit sales growth & positive FCF
Investing in LTV and GMROI / JC Whitney turns 100 years old

22

Experienced Leadership Team 23 Aaron E. Coleman Chief Operating Officer Since April 2008 Former Executive Vice President of Operations and CIO from April 2008 - September 2010 Over 18 years of e-commerce experience Senior Vice President – Online Systems at Blockbuster Inc. B.A. degree in Business Administration from Gonzaga University Shane Evangelist  Chief Executive Officer Since October 2007 Over 13 years of experience leading internet businesses Senior Vice President and General Manager of Blockbuster Online Vice President of Strategic Planning for Blockbuster Inc. B.A. degree in Business Administration from the University of New Mexico and M.B.A. from Southern Methodist University Neil Watanabe   Chief Financial Officer Since March 2015 Over 30 years of finance, accounting and retail experience in both private & public companies Chief Operating Officer of National Stores EVP & Chief Financial Officer – Pet Smart B.A. degree in Social Sciences from the University of California, Los Angeles and CPA certification in Illinois Charles Fischer  SVP of Global Procurement Since May 2008 Over 30 years of global sourcing experience Vice President, Supply Chain Management for Keystone Automotive Industries Director, Business Development for Modern Engineering Multiple leadership positions with multiple companies in the automotive aftermarket industry

Financial Highlights – Q1-16 (excluding AutoMD) Total revenue $80.7M Total sales up 5.8% Gross Margin expansion of 230 basis points over prior year Adjusted EBITDA was 5.4% of net sales or $4.3M . A 52% increase over prior year Net Income improves 8x to $1.5M from $0.2M in the prior year Net debt decreased $8.6M to $1.7M from $10.3M at FY-15 Unique visitors increased 3% to 31.4 million Conversion rate increased by 10 basis points to 1.8% Total online orders increased by 8.5% to 881,000 orders 24 Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization. See Appendix for a reconciliation of Adjusted EBITDA to net income

Adjusted EBITDA reconciliation (excluding AutoMD) 25 Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization. Adjusted EBITDA excludes stock based compensation, restructuring cost, and impairment loss (in thousands) FY-13 52 Weeks Ending December 28, 2013 FY-14 53 Weeks Ending January 2, 2015 FY-15 52 Weeks Ending January 2, 2016 TTM Q1-16 52 Weeks Ending April 2, 2016 Q1-16 13 Weeks Ending April 2, 2016 Net income (loss) (13,644) $ (4,907) $ (136) $ 1,214 $ 1,537 $ Depreciation 10,676 7,230 6,141 6,136 1,544 Amortization of intangibles 381 422 431 436 112 Interest expense, net 972 1,101 1,208 1,187 346 Taxes 43 137 88 (37) 33 EBITDA (1,572) $ 3,983 $ 7,732 $ 8,936 $ 3,572 $ Stock comp expense 1,211 2,367 2,297 2,592 772 Inventory write down related to Carson closure - 897 - - - Restructuring Cost 723 1,137 - - - Impairment loss on property & equipment 4,832 - - - - Impairment loss on intangible assets 1,245 - - - - Adjusted EBITDA 6,439 8,384 10,029 11,528 4,344

Projected FY-16 Adjusted EBITDA reconciliation (excluding AutoMD) 26 Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization. Adjusted EBITDA excludes Stock based compensation (in thousands) Low End 52 Weeks Ending December 31, 2016 High End 52 Weeks Ending December 31, 2016 Net income 1,127 $ 3,603 $ Depreciation 5,682 5,682 Amortization of intangibles 428 428 Interest expense, net 1,030 1,030 Taxes 232 232 EBITDA 8,499 $ 10,975 $ Stock comp expense 3,081 3,081 Adjusted EBITDA 11,580 14,056

Our Business Model Projects Significant Cost Leverage as Revenues Grow Financial Sensitivity 27 For every incremental year required to achieve growth levels, fixed expenses projected to increase $1.0M or 3%. Excludes stock based compensation, depreciation and amortization. 1 FY-15 5% 10% 15% 20% 38% Revenue $291 $305 $320 $334 $349 $400 Gross Margin % 28.6% 29.0% – 31.0% 29.0% – 31.0% 29.0% – 31.0% 29.0% – 31.0% 29.0% – 31.0% Variable: Fulfillment 3.6% 3.6% 3.6% 3.6% 3.6% 3.6% Marketing 9.3% 9.3% 9.3% 9.3% 9.3% 9.3% Technology 0.6% 0.6% 0.6% 0.6% 0.6% 0.6% G&A 1.7% 1.7% 1.7% 1.7% 1.7% 1.7% Total Variable 15.2% 15.2% 15.2% 15.2% 15.2% 15.2% Fixed: Fulfillment 2.1% 2.0% 1.9% 1.8% 1.7% 1.5% Marketing 3.8% 3.6% 3.4% 3.3% 3.2% 2.8% Technology 1.1% 1.0% 1.0% 0.9% 0.9% 0.8% G&A 3.2% 3.1% 3.0% 2.8% 2.7% 2.4% Total Fixed 1 10.1% 9.7% 9.3% 8.9% 8.5% 7.4% Adjusted EBITDA % 3.4% 4.1% – 6.1% 4.5% – 6.5% 4.9% – 6.9% 5.3% – 7.3% 6.4% – 8.4% Adjusted EBITDA $ 2 $10 $12 – $19 $14 – $21 $16 – $23 $18 – $25 $26 – $34

Increased customer LTV would result in greater mix of traffic from both direct-to-website and paid channels, and less dependence on organic search Key Avenues for Growth – Increase Customer Lifetime Value 28 Gross Profit per Transaction Average Order Size Repeat Purchase Conversion Increased Traffic Efficient sourcing strategy Private label sourcing Price optimization Efficient operations Sell the job Cross-sell Warranty options Easy to do business Improved service levels Reduced returns Reduced no-fills Easy to find Product Speed of website In-stock rate Quality of data Relevant SKUs We anticipate increasing traffic will be directly related to our ability to improve our strategic objectives allowing for more available dollars to spend on marketing. = Strategy to Increase Customer Lifetime Value (LTV)